SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 14, 2009

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events	3
Item 9.01. Financial Statements and Exhibits	3
SIGNATURES	4
EXHIBIT 10.1
EXHIBIT 10.2

ITEM 8.01.  OTHER EVENTS

On September 14, 2009 Weyerhaeuser Company (the “Company”) amended its $1.0 billion December 2011 revolving credit facility by entering into a First Amendment to the $1,000,000,000 Competitive Advance and Revolving Credit Facility Agreement dated as of December 19, 2006 among the Company and Weyerhaeuser Real Estate Company (“WRECO”), as borrowers, JPMorgan Chase Bank, N.A. (“JPM”) and Citibank, N.A. (“Citibank”) as initial fronting banks, JPM and Citibank as swing line banks, JPM as administrative agent, Citibank as syndication agent, Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, Morgan Stanley Bank as co-documentation agent, and the several lenders named therein.

The amendment to the $1.0 billion December 2011 revolving credit facility decreased the amount of minimum defined net worth that the Company is required to maintain under the facility from $3.75 billion to $3.0 billion.  In addition, the amendment reduced the amount that WRECO is permitted to borrow under the facility to $200 million from $400 million and modified the fees and interest rates payable under the facility.  No other changes in the facility were made and $1.0 billion remains available under the facility until December 2011.

Also on September 14, 2009, the Company amended its $1.2 billion March 2010 revolving credit facility by entering into a First Amendment to the $1,200,000,000 Competitive Advance and Revolving Credit Facility Agreement dated as of December 19, 2006 among the Company and WRECO, as borrowers, JPM and Citibank as initial fronting banks, JPM and Citibank as swing line banks, JPM as administrative agent, Citibank as syndication agent, Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, Morgan Stanley Bank as co-documentation agent, and the several lenders named therein.

The amendment to the $1.2 billion March 2010 revolving credit facility decreased the amount of minimum defined net worth that the Company is required to maintain under the facility from $3.75 billion to $3.0 billion.  In addition, the amendment reduced the size of the facility to $400 million from $1.2 billion, removed WRECO as a borrower under the facility and modified the fees and interest rates payable under the facility.  No other changes in the facility were made.

The amendments are attached hereto as exhibits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

10.1     First Amendment dated as of September 14, 2009 to the $1,000,000,000 Competitive Advance and Revolving Credit Facility Agreement, dated as of December 19, 2006.

10.2 First Amendment dated as of September 14, 2009 to the $1,200,000,000 Competitive Advance and Revolving Credit Facility Agreement, dated as of December 19, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman
Its:	Vice President and
Chief Accounting Officer
Date:  September 14, 2009